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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                            Form 8-K Current Report

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): September 28, 2000


                                Onvia.com, Inc.
            (Exact name of registrant as specified in its charter)

                                  000-29609
                           (Commission File Number)

    Delaware                               91-1859172
    (State or other jurisdiction of        (I.R.S. Employer Identification No.)
    incorporation)


                              1260 Mercer Street
                               Seattle, WA 98109
            (Address of principal executive offices, with zip code)

                                (206) 282-5170
             (Registrant's telephone number, including area code)
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Item 5. Other Events

     On September 28, 2000, Onvia.com, Inc. (the "Company") terminated 85 employees. The Company's press release dated September 28, 2000 is attached hereto as Exhibit 99.1.


Item 7. Financial Statements and Exhibits

(c)  Exhibits

99.1 Press Release dated September 28, 2000.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Onvia.com, Inc.
Dated: October 4, 2000

                                                By: /s/ Mark T. Calvert
                                                    --------------------
                                                Mark T. Calvert
                                                Vice President, Chief Financial
                                                Officer and Secretary


                               INDEX TO EXHIBITS

Exhibit Number                Description
--------------                -----------

99.1                          Press Release dated September 28, 2000